August 1, 2025
Victory Pioneer U.S. Government Money Market Fund
Supplement to the Statement of Additional Information dated March 31, 2025, as in effect and as may be amended from time to time
Distribution and Service Plans
The following supplements the information under the heading “Class A Rule 12b-1 Plan” in the section entitled “Distribution and Service Plans”:
Class A Rule 12b-1 Plan
Victory Capital Services, Inc., the Distributor, voluntarily waives Rule 12b-1 fees payable by the Victory Pioneer U.S. Government Money Market Fund to 0.00%. There is no assurance the Distributor will continue to waive these fees.